UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-07959

Advisors Series Trust
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Jeffrey T. Rauman, President/Chief Executive Officer
Advisors Series Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Avenue, 5th Floor
Milwaukee, WI 53202
(Name and address of agent for service)

(626) 914-7363
(Registrant's telephone number, including area code)

Date of fiscal year end: December 31, 2020

Date of reporting period: June 30, 2020

Item 1. Reports to Stockholders.

Capital Advisors Growth Fund

Semi-Annual Report

June 30, 2020

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund (defined herein) or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically through the Fund’s website.

You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held within the fund complex and may apply to all funds held through your financial intermediary.

CAPITAL ADVISORS GROWTH FUND

July 25, 2020

Dear Shareholder,

The Capital Advisors Growth Fund (the “Fund”) advanced 4.43% in the first six months of 2020, compared to a loss of -3.08% for the Fund’s benchmark, the S&P 500® Total Return Index.

The following data summarizes the Fund’s performance over various holding periods ending June 30, 2020, in comparison to the Fund’s relevant benchmarks:

Periods Ending June 30, 2020
		S&P 500® Total
	Fund	Return Index
6-Months	4.43%	-3.08%
12-Months	16.74%	7.51%
3-Years (annualized)	12.59%	10.73%
5-Years (annualized)	10.22%	10.73%
10-Years (annualized)	12.40%	13.99%
Inception (12/31/1999) (annualized)	4.24%	5.74%

Net Expense Ratio: 1.03%^ Gross Expense Ratio 1.20% (as of the Fund’s most recently filed Prospectus)

^
Capital Advisors, Inc. (“Capital Advisors”), the Fund’s investment advisor, has contractually agreed to waive a portion or all of its management fees and/or pay Fund expenses, through at least April 29, 2021, to ensure that the Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses, taxes, interest and extraordinary expenses) do not exceed 1.00% of average daily net assets of the Fund.  The net expense ratio represents the percentage paid by investors.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-866-205-0523.

The Fund imposes a 2.00% redemption fee if shares are redeemed within 7 days of purchase. Performance data does not reflect the redemption fee. If it had, returns would be reduced.

PERFORMANCE ATTRIBUTION

The industry sectors that contributed most favorably to the Fund’s return in the first half of 2020 were information technology and healthcare.  The top-contributing individual stock was PayPal Holdings, Inc. (PYPL: $174),

CAPITAL ADVISORS GROWTH FUND

while Amazon.com, Inc. (AMZN: $2,759), Microsoft Corp. (MSFT: $204), Apple, Inc. (AAPL: $365) and Danaher Corp. (DHR: $177) also supported the Fund’s return.

Financials and industrials under-performed during the first half.  Individual stocks that performed relatively weakly include Raytheon Technologies Corp. (RTX: $63), Citigroup, Inc. (C: $51), Brookfield Asset Management, Inc. (BAM: $33), JP Morgan Chase & Co. (JPM: $94) and Aaron’s, Inc. (AAN: $44).  The positions in Raytheon and Aaron’s were sold during the period.

OUTLOOK

•	The world is currently experiencing a one-of-a-kind recession, and surprises should be expected.

•	Among the surprises so far has been the sharp recovery in stock prices since the low on March 23rd.

•	We believe much of the recovery can be attributed to investors removing a potential “Great Depression II” from the range of possibilities for the future for two primary reasons:

1.	The policy response from both fiscal and monetary authorities around the world was swift and massive, enabling financial markets to remain open and liquid.

2.
Scientific progress on COVID-19 treatment protocols for those who contract the disease, as well as potential vaccines to prevent its spread, has been as hopeful as anyone could have expected at this point in the pandemic.

•
Now that stock prices have presumably removed the worst-case-scenario from the range of likely outcomes, the next phase of market action should be driven by a process of discovery regarding the likely contours of the world on the other side of COVID-19.

•	By far the most important factor in the outlook from here is the evolution of the virus.

•
Future policy actions at all levels of government should also have important consequences, and we expect the November elections to influence market prices more decisively during the second half of the year.

•	We believe investment portfolios should be designed with a healthy respect for the very wide range of possible futures we face, and we plan to err on the side of caution.

•	Even so, we believe portfolios can include at least some exposure to vulnerable industries where prices remain depressed, and turnaround potential is enticing.

CAPITAL ADVISORS GROWTH FUND

•
Regarding the November elections, we expect to make portfolio adjustments at-the-margin to prepare for potential election outcomes, but we do not anticipate a major overhaul under any foreseeable scenario for the elections.

TOO FAR TOO FAST?

The dramatic recovery in stock prices since the low on March 23rd has been shocking to many observers, including us.  It serves as a stark reminder that we are experiencing a one-of-a-kind disruption, and surprises should be expected.  Indeed, “humility” might be the best word of advice for all investors right now.

The disconnect between massively disrupted conditions on Main Street, and a V-shaped recovery on Wall Street, leads many to question whether stocks have come too far too fast.  The answer to this question will depend first and foremost on the future path of the virus.  Considering that the world’s collective understanding of COVID-19 spans a whopping seven months, humility seems warranted here too.  In this highly uncertain environment, we are framing our investment decisions around the following observations:

•
The COVID-19 pandemic has accelerated many trends that were already in place, including the digitization of business; remote everything – particularly office work, medicine and education; a widening gap between winners and losers in business and employment; political polarization; and a re-imagining of global trade relations and supply chain structures.

•	Policy makers have demonstrated a clear preference to pursue “whatever it takes” to support ailing industries and workers.

•
Large publicly traded companies employ just 10% of the domestic workforce,[1] yet they are significant beneficiaries of the massive wave of liquidity unleashed into the financial markets by the Fed and other central banks since March.

•	On one hand, corporate profit margins face downward pressure from the re-location of supply chains and actions necessary to protect the hygiene and safety of workers and customers…

•	…But on the other hand, the accelerated adoption of digital tools and business models might improve the productivity of many companies.

•	Corporate profits probably face a binary step-change in tax expense depending on the outcome of the November elections.
_____________

[1]	Source: Deutsche Bank referring to the employment of companies in the S&P 500 Index.

CAPITAL ADVISORS GROWTH FUND

•
The “other side” of COVID-19 will likely include stubbornly high unemployment due to the damage already done to industries that thrive on social gathering, and the devastated budgets of state and local governments that employ approximately 20 million people – almost as many as the manufacturing and construction sectors combined.[2]

•	Overleveraged businesses in the most vulnerable industries like airlines, hotels, restaurants, and cruise lines currently face a liquidity crisis, with many likely to experience a solvency crisis.

•	Regardless of the path of the virus, total debt among governments and corporations is on track to be the highest it has ever been, both absolutely and relative to the size of the economy.

•	Excessive debt tends to serve as a drag on future economic growth and inflation, likely supporting low interest rates for the foreseeable future.

•
In addition to fundamental forces holding interest rates down, central banks worldwide should be highly incentivized to pursue low interest rate policies due to the damage higher rates would cause for both government and private sector finances.

•	Looking beyond the next year or two, a potential counter to ultra-low interest rates might be rising inflation.

•
Unlike the policy response to the financial crisis a decade ago, which focused on repairing the financial economy, the current policy package puts money into the pockets of main street consumers and businesses via direct income support, loan guarantees and grants.

•	Case in point, the broadest measure of the money supply grew 25.5% in the 12-months through May, a post-WWII record.[3]

•	We plan to track inflation trends carefully going forward.

THE NOVEMBER ELECTIONS

It surprises many people to hear that the stock market has performed best historically when one party controlled congress and the white house, but it didn’t matter which party.4  In the post-WWII era the S&P 500 Index delivered average annualized gains of roughly 16% under Republican control, and 14% when Democrats were in charge.  By comparison, the cumulative annualized return for the entire period from 1945 through 2019 was 10.8%.
_____________

[2]	Source: U.S. Labor Department
[3]	Source: Institute of International Monetary Research; Wall Street Journal
[4]	Source: The source for all data in this paragraph is DataTrek Research and Barron’s

CAPITAL ADVISORS GROWTH FUND

We mention this up front to illustrate our application of politics to investment strategy.  Yes, politics matters.  Yes, we reflect policy actions in our investment decisions and risk management.  What we do not do is assume a binary path for the future based upon the outcome of any given election, including the elections coming up in November.

Speaking only to investment implications, the most direct cause-and-effect we envision from the November elections is a potential step-change impact on tax policy.  Analysts at Goldman Sachs estimate that every percentage-point change in the effective corporate tax rate should impact earnings per share for the S&P 500 Index by about 1.2%, or $2 per share.  Should a Biden-led administration push the tax rate up to 28%, as he has signaled, Goldman’s earnings estimate for the index in 2021 would fall by roughly 12%, to $150 per share.  At its recent quote above 3,000, the forward price-to-earnings ratio (P/E) for the S&P 500 would be just over 20 today under this scenario, which is on the very high end of the historical range for this valuation metric.5

Certain companies stand to be more affected than others from a change in the corporate tax rate, allowing for some degree of risk management around this issue through stock selection.  Even so, we do not intend to allow the “tail” of taxes to wag the dog, so portfolio adjustments are likely to be at the margin.

The other election issue we will watch closely is the potential for an infrastructure program.  We suspect some kind of infrastructure bill might be a priority for either party in the first 100 days after the election.  The variable to watch from an investment perspective will be the priorities embedded into whatever infrastructure bill might be developed.

CURRENT PORTFOLIO DESIGN

We employed two primary strategies to help maintain balance in the Fund during the first half of the year.  First, we concentrated on a diversified set of leading companies in what we believe to be some of the most important value creation trends throughout the global economy.  Second, we utilized cash reserves very deliberately to support risk management, and to serve as an active contributor to risk capital.
 _____________

[5]	Source: Bloomberg; References to Goldman Sachs estimates quoted from Barron’s

CAPITAL ADVISORS GROWTH FUND

The following graphic shows some of the primary value-creation themes included in the Fund’s portfolio.  We believe the economic shutdown served to accelerate many of these trends beyond the momentum they already carried prior to the pandemic.

Source: Orion as of June 25, 2020.
The chart shows positions in companies we believe have leadership positions in the listed themes.

The use of cash as a risk management tool seeks to complement the potential volatility impact of certain stocks with substantial long-term return potential, but also a wide range of possible outcomes.  By balancing the Fund’s most volatile positions with cash reserves we can participate in more of them than we otherwise might, while seeking to keep the overall volatility of the Fund at an acceptable level.

In the “risk capital” role, we can use cash to buy into attractive opportunities upon times of market volatility without having to sell other investments at depressed prices.  During the height of the economic shutdown for instance, we initiated a new position in NVIDIA Corp. (NVDA: $380), a leader in cloud-based artificial intelligence (such as speech recognition) and high-end computer graphics (described further below).  We also increased positions in selected established holdings such as PayPal Holdings, Inc. (PYPL: $174), NXP Semiconductors N.V. (NXPI: $114), JP Morgan Chase & Co. (JPM: $94), PepsiCo, Inc. (PEP: $132), Procter & Gamble Co. (PG: $120) and UnitedHealth Group, Inc. (UNH: $295).  The illustration below reflects the Fund’s allocation to cash as a percentage of total Fund holdings throughout the market downturn and subsequent recovery.

Typically, we would seek to use cash as risk capital upon opportunity when the stock market shifts sharply lower and increase cash as a risk management tool as valuations swell.  We believe that approach helped performance during the second quarter.

CAPITAL ADVISORS GROWTH FUND

Source: Orion, Bloomberg through June 25, 2020

FUND HOLDINGS

The ten largest holdings in the Fund as of June 30, 2020 were as follows:

Security	No. Shares	Cost/Share	Market/Share	Portfolio %
Apple	11,250	85.61	364.80	5.7
Amazon.com	1,390	561.17	2,758.82	5.3
Microsoft	18,775	75.13	203.51	5.3
Accenture	16,357	178.76	214.72	4.9
Danaher Corp.	16,478	115.62	176.83	4.1
Kroger Company	80,325	27.34	33.85	3.8
Thermo Fisher Scientific	7,408	275.43	362.34	3.7
PayPal Holdings	15,275	94.66	174.23	3.7
BlackRock	4,836	429.51	544.09	3.7
Visa	12,442	60.76	193.17	3.3

Of the 31 positions held in the Fund as of June 30, 2020, the 10 largest holdings represented 43.5% of total assets.  The Fund held 7.6% of its assets in interest bearing cash reserves as of June 30, 2020.

RECENT ADDITIONS TO THE FUND

Recent new additions to the Fund’s portfolio include Waste Management, Inc. (WM: $108), Ingredion, Inc. (INGR: $85) and NVIDIA Corp. (NVDA: $412).

Waste Management, Inc.

Waste Management, Inc. is North America’s largest solid waste company.  We believe the company has valuable competitive advantages in a largely oligopolistic market.  In our view, its strong balance sheet, high recurring revenue, and efficient operating cost framework should support its cash flows, even if the economy re-opens very gradually.  Management has

CAPITAL ADVISORS GROWTH FUND

proven capable throughout economic cycles, and we believe it is doing the right things during the shutdown to enhance the company’s long-term value.

Waste Management, Inc. has a vast network of collection routes, transfer stations, recycling plants, and landfills which give it significant control over the waste stream.  It collects fees from other waste haulers who need to access those assets. While landfills are “dirty,” they are also necessary, and Waste Management, Inc. has a long track record of highly responsible operations. The company’s waste assets are also strong competitive barriers.  The required land, expertise and regulatory approvals can be prohibitive for smaller companies.  We believe Waste Management, Inc. might also benefit from fixed cost leverage – as economic activity recovers the company can run higher billable volumes through its relatively stable cost structure, allowing for an accelerated pace of income growth.

We believe management actions through the pandemic should enhance the company’s long-term value.  We believe management has a keen sense of the company’s value chain – including employees, customers, and supply chain – and is using the company’s strong cash flow and balance sheet to support them.  For instance, it actively evaluated small business customers and then offered to temporarily reduce or postpone fees for many while they get back on their feet.  Regarding employees, management kept the labor force on the payroll during the reduced activity period, which helps avoid having to lure them back in a way that could be even more costly long term.

Ingredion, Inc.

Ingredion, Inc. is a major supplier of raw food ingredients, particularly starches and sweeteners.  We like the key role Ingredion, Inc. plays in the food supply chain, and we believe management was relatively early in recognizing consumers’ shift toward healthier foods and positioning the company to support this trend.

Ingredion, Inc. supplies two categories of food ingredients – “Core” and “Specialty.”  Core ingredients are typically commodity-grade, about half of which are sold on a cost-plus basis.6  Specialty ingredients are value-added, require additional processing, and in many cases have unique formulations.  This category includes plant-based proteins and various starches used to maintain taste and texture in foods with reduced sugar content.  Revenue is split approximately evenly between the two categories, although specialty ingredients are roughly twice as profitable, and growing roughly twice as fast.7
_____________

[6]	Source: Company filings
[7]	Source: Company filings; Morningstar equity report, February 11, 2020

CAPITAL ADVISORS GROWTH FUND

Ingredion’s business has been relatively resilient to the economic downturn, thus far.  Certain product categories have been negatively impacted for sure, but increased consumption of packaged foods has provided a material offset.

NVIDIA Corp.

NVIDIA Corp. is one of the world’s two largest suppliers of graphics processor chips, which have traditionally been used by “gamers” to develop crisp graphics for video games.  These chips process multiple data streams efficiently, which is also a key attribute for artificial intelligence applications like speech recognition.  Early investments in the latter areas have enabled NVIDIA Corp. to become a leader in supplying chips for the data centers that power the internet and the shift to cloud-based computing.  NVIDIA Corp. is also an emerging leader in technologies to support autonomous driving.

A financial attribute that makes NVIDIA Corp. particularly attractive during the current uncertain economic environment is an exceptionally strong balance sheet.  NVIDIA Corp. currently carries far more cash than debt on its balance sheet, providing resources to fund growth opportunities without leaning on the financial markets.

As always, we appreciate the trust you have placed with the Capital Advisors Growth Fund.

Keith C. Goddard, CFA	Steven V. Soranno, CFA, CAIA
Chief Investment Officer	Co-Portfolio Manager
Capital Advisors Growth Fund	Capital Advisors Growth Fund
CEO, Capital Advisors, Inc.	Director of Equity Research,
Capital Advisors, Inc.

Investment performance reflects contractual fee waivers in effect.  In the absence of such waivers, total return would be reduced.

Opinions expressed are those of Keith C. Goddard and Steven V. Soranno, and are subject to change, are not guaranteed, and should not be considered investment advice.

The S&P 500® Index is an unmanaged, capitalization-weighted index of 500 stocks designed to represent the broad domestic economy.

Fund holdings and/or sector weightings are subject to change and should not be considered a recommendation to buy or sell a security.  Please refer to the schedule of investments for more complete holding information.

CAPITAL ADVISORS GROWTH FUND

Mutual fund investing involves risk. Principal loss is possible. Growth stocks typically are more volatile than value stocks. The Fund invests in foreign securities which involve political, economic and currency risks, greater volatility and differences in accounting methods. The Fund may invest in derivatives, such as options, which involve risks different from, an in certain cases, greater than the risks presented by traditional investments.

“Cash Flow” is the movement of money into or out of a business.  It is usually measured during a specified period of time.  Measurement of cash flow can be used for calculating other parameters that give information on a company’s value and situation.

Earnings growth is not a measure of the Fund’s future performance.

Must be preceded or accompanied by a current prospectus.  Please read it carefully before you invest.

The Fund is distributed by Quasar Distributors, LLC.

CAPITAL ADVISORS GROWTH FUND

EXPENSE EXAMPLE at June 30, 2020 (Unaudited)

Shareholders in mutual funds generally incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees, and (2) ongoing costs, including management fees, distribution and/or service fees, and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The Example is based on an investment of $1,000 invested at the beginning of the period indicated and held for the entire period (1/1/20 – 6/30/20).

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. Although the Fund charges no sales load or transaction fees, you may be assessed a fee for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. The Example below includes, but is not limited to, management fees, fund accounting, custody and transfer agent fees. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second set of lines of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

CAPITAL ADVISORS GROWTH FUND

EXPENSE EXAMPLE at June 30, 2020 (Unaudited), Continued

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	1/1/20	6/30/20	1/1/20 – 6/30/20
Actual	$1,000.00	$1,044.30	$5.08
Hypothetical (5% return
before expenses)	$1,000.00	$1,019.89	$5.02

*
Expenses are equal to the Fund’s annualized expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 182 (days in most recent fiscal half-year)/366 days to reflect the one-half year expense.

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SECTOR ALLOCATION OF PORTFOLIO ASSETS – June 30, 2020 (Unaudited)

Percentages represent market value as a percentage of total investments.

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SCHEDULE OF INVESTMENTS at June 30, 2020 (Unaudited)

Shares	COMMON STOCKS - 87.76%	Value
	Asset Management - 3.66%
4,836	BlackRock, Inc.	$2,631,219

	Banks - Diversified - 2.59%
36,438	Citigroup, Inc.	1,861,982

	Banks - Global - 2.87%
21,939	JPMorgan Chase & Co.	2,063,582

	Business Services - 3.34%
12,442	Visa, Inc. - Class A	2,403,421

	Business Software & Services - 5.31%
18,775	Microsoft Corp.	3,820,900

	Catalog & Mail Order Houses - 5.34%
1,390	Amazon.com, Inc.*	3,834,760

	Credit Services - 3.70%
15,275	PayPal Holdings, Inc.*	2,661,363

	Diagnostics & Research - 7.79%
16,478	Danaher Corp.	2,913,805
7,408	Thermo Fisher Scientific, Inc.	2,684,215
		5,598,020
	Grocery Stores - 3.78%
80,325	Kroger Co.	2,719,001

	Health Care Plans - 2.66%
6,484	UnitedHealth Group, Inc.	1,912,456

	Health Information Services - 1.39%
5,251	Teladoc Health, Inc.*	1,002,101

	Information Technology Services - 4.89%
16,357	Accenture PLC - Class A#	3,512,175

The accompanying notes are an integral part of these financial statements.

CAPITAL ADVISORS GROWTH FUND

SCHEDULE OF INVESTMENTS at June 30, 2020 (Unaudited), Continued

Shares		Value
	Internet Information Providers - 3.19%
410	Alphabet, Inc. - Class A*	$581,400
1,211	Alphabet, Inc. - Class C*+	1,711,882
		2,293,282
	Medical Devices - 1.52%
6,065	Stryker Corp.	1,092,852

	Medical Instruments & Supplies - 1.38%
1,741	Intuitive Surgical, Inc.*	992,074

	Packaged Foods - 2.84%
24,610	Ingredion, Inc.	2,042,630

	Personal Computers - 5.71%
11,250	Apple, Inc.	4,104,000

	Personal Products - 3.33%
20,038	Procter & Gamble Co.	2,395,944

	Personal Services - 1.26%
7,703	Bright Horizons Family Solutions, Inc.*	902,792

	Processed & Packaged Goods - 3.25%
17,639	PepsiCo, Inc.	2,332,934

	Real Estate Development - 1.48%
32,270	Brookfield Asset Management, Inc. - Class A#	1,061,683

	Scientific Research & Development Services - 1.96%
13,095	CRISPR Therapeutics AG*#	962,352
15,055	Editas Medicine, Inc.*	445,327
		1,407,679
	Semiconductor Equipment & Materials - 7.21%
25,434	Applied Materials, Inc.	1,537,485
3,515	NVIDIA Corp.	1,335,384
20,284	NXP Semiconductors N.V.#	2,313,187
		5,186,056

The accompanying notes are an integral part of these financial statements.

CAPITAL ADVISORS GROWTH FUND

SCHEDULE OF INVESTMENTS at June 30, 2020 (Unaudited), Continued

Shares		Value
	Software - Application - 2.94%
7,132	Intuit, Inc.	$2,112,427

	Specialty Retail - Other - 1.46%
4,875	Alibaba Group Holding Ltd. - ADR*	1,051,537

	Waste Management - 2.91%
19,750	Waste Management, Inc.	2,091,723
	Total Common Stocks (Cost $41,280,187)	63,088,593

	EXCHANGE-TRADED FUND - 3.02%
19,384	SPDR S&P Biotech ETF	2,170,039
	Total Exchange-Traded Fund (Cost $1,589,579)	2,170,039

	MONEY MARKET FUND - 7.60%
5,467,252	First American Government Obligations
	Fund, Class X, 0.09%† (Cost $5,467,252)	5,467,252
	Total Investments in Securities
	(Cost $48,337,018) - 98.38%	70,725,884
	Other Assets in Excess of Liabilities - 1.62%	1,164,851
	Net Assets - 100.00%	$71,890,735

*	Non-income producing security.
#	U.S. traded security of a foreign issuer.
†	Rate shown is the 7-day annualized yield as of June 30, 2020.
+	Non-voting shares.
ADR - American Depository Receipt
ETF - Exchange-Traded Fund

The accompanying notes are an integral part of these financial statements.

CAPITAL ADVISORS GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES at June 30, 2020 (Unaudited)

ASSETS
Investments, at value (cost $48,337,018)	$70,725,884
Receivables:
Securities sold	1,201,921
Fund shares issued	8,270
Dividends and interest	30,706
Dividend tax reclaim	4,342
Prepaid expenses	22,393
Total assets	71,993,516
LIABILITIES
Payables:
Due to advisor	37,535
Audit fees	10,448
Shareholder reporting	5,803
Transfer agent fees and expenses	8,753
Administration and fund accounting fees	29,758
Chief Compliance Officer fee	3,694
Custodian fees	778
Legal fees	2,441
Trustee fees and expenses	558
Miscellaneous expense	3,013
Total liabilities	102,781

NET ASSETS	$71,890,735

CALCULATION OF NET ASSET VALUE PER SHARE
Net assets applicable to shares outstanding	$71,890,735
Shares issued and outstanding [unlimited
number of shares (par value $0.01) authorized]	2,309,559
Net asset value, offering and
redemption price per share	$31.13

COMPONENTS OF NET ASSETS
Paid-in capital	$46,231,232
Total distributable earnings	25,659,503
Net assets	$71,890,735

The accompanying notes are an integral part of these financial statements.

CAPITAL ADVISORS GROWTH FUND

STATEMENT OF OPERATIONS For the six months ended June 30, 2020 (Unaudited)

INVESTMENT INCOME
Income
Dividends (net of foreign tax
withheld and issuance fees of $4,750)	$378,953
Interest	32,855
Total income	411,808
Expenses
Advisory fees (Note 4)	255,179
Administration and fund accounting fees (Note 4)	59,846
Transfer agent fees and expenses (Note 4)	17,102
Registration fees	12,788
Audit fees	10,448
Chief Compliance Officer fee (Note 4)	7,444
Shareholder reporting	7,157
Trustee fees and expenses	6,820
Legal fees	4,643
Custody fees (Note 4)	3,403
Miscellaneous fees	3,212
Insurance	1,015
Total expenses	389,057
Less: advisory fee waiver (Note 4)	(48,818)
Net expenses	340,239
Net investment income	71,569

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain from investments	2,823,181
Net change in unrealized appreciation/(depreciation)
on investments	435,465
Net realized and unrealized gain on investments	3,258,646
Net increase in net assets
resulting from operations	$3,330,215

The accompanying notes are an integral part of these financial statements.

CAPITAL ADVISORS GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended
	June 30, 2020	Year Ended
	(Unaudited)	December 31, 2019
INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$71,569	$173,375
Net realized gain on investments	2,823,181	3,623,930
Net change in unrealized appreciation/
(depreciation) on investments	435,465	13,547,628
Net increase in net assets
resulting from operations	3,330,215	17,344,933

DIVIDENDS AND DISTRIBUTIONS
TO SHAREHOLDERS
Net dividends and distributions
to shareholders	—	(2,517,890)
Total dividends and distributions	—	(2,517,890)

CAPITAL SHARE TRANSACTIONS
Net increase/(decrease) in net assets
derived from net change in
outstanding shares (a)	(301,584)	5,608,448
Total increase in net assets	3,028,631	20,435,491

NET ASSETS
Beginning of period	68,862,104	48,426,613
End of period	$71,890,735	$68,862,104

(a)	A summary of share transactions is as follows:

	Six Months Ended
	June 30, 2020		Year Ended
	(Unaudited)		December 31, 2019
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	323,639	$9,260,203	388,588	$10,478,973
Shares issued in
reinvestment
of distributions	—	—	84,046	2,448,277
Shares redeemed+	(324,271)	(9,561,787)	(271,039)	(7,318,802)
Net increase/(decrease)	(632)	$(301,584)	201,595	$5,608,448

+ Net of redemption
fees of		$48		$—

The accompanying notes are an integral part of these financial statements.

CAPITAL ADVISORS GROWTH FUND

FINANCIAL HIGHLIGHTS For a share outstanding throughout the period

	Six Months
	Ended
	June 30,
	2020		Year Ended December 31,
	(Unaudited)		2019	2018		2017		2016	2015
Net asset value,
beginning of period	$29.81		$22.97	$25.68		$24.11		$22.12	$24.31
Income from
investment operations:
Net investment income	0.03	(3)	0.08	0.05	(3)	0.05		0.03	0.02	(3)
Net realized and
unrealized gain/(loss)
on investments	1.29		7.89	(1.19)		3.56		2.12	(0.79)
Total from
investment operations	1.32		7.97	(1.14)		3.61		2.15	(0.77)
Less distributions:
From net
investment income	—		(0.08)	(0.05)		(0.05)		(0.05)	(0.13)
From net realized
gain on investments	—		(1.05)	(1.52)		(1.99)		(0.11)	(1.29)
Total distributions	—		(1.13)	(1.57)		(2.04)		(0.16)	(1.42)
Redemption fees retained	0.00	(3)(4)	—	0.00	(3)(4)	0.00	(3)(4)	—	0.00	(3)(4)
Net asset value,
end of period	$31.13		$29.81	$22.97		$25.68		$24.11	$22.12

Total return	4.43	%(2)	34.81%	-4.80%		14.98%		9.71%	-3.22%
Ratios/supplemental data:
Net assets, end of
period (thousands)	$71,891		$68,862	$48,427		$51,880		$45,471	$38,914
Ratio of expenses to
average net assets:
Before fee waivers	1.14	%(1)	1.17%	1.18%		1.39%		1.48%	1.49%
After fee waivers	1.00	%(1)	1.00%	1.00%		1.18%		1.25%	1.25%
Ratio of net investment
income/(loss) to
average net assets:
Before fee waivers	0.07	%(1)	0.12%	0.00%		(0.01)%		(0.11)%	(0.14)%
After fee waivers	0.21	%(1)	0.29%	0.18%		0.20%		0.12%	0.10%
Portfolio turnover rate	29.34	%(2)	43.55%	46.32%		58.34%		39.60%	44.34%

(1)	Annualized.
(2)	Not Annualized.
(3)	Based on average shares outstanding.
(4)	Amount is less than $0.01.

The accompanying notes are an integral part of these financial statements.

CAPITAL ADVISORS GROWTH FUND

NOTES TO FINANCIAL STATEMENTS at June 30, 2020 (Unaudited)

NOTE 1 – ORGANIZATION

The Capital Advisors Growth Fund (the “Fund”) is a diversified series of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-end management investment company.  The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies.” The Fund began operations on December 31, 1999.  The investment objective of the Fund is to achieve long-term capital growth.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.	Security Valuation: All investments in securities are recorded at their estimated fair value, as described in Note 3.

B.
Federal Income Taxes: It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income or excise tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on the Fund’s returns filed for open tax years 2017 – 2019, or expected to be taken in the Fund’s 2020 tax returns. The Fund identifies its major tax jurisdictions as U.S. federal and the state of Wisconsin; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C.
Security Transactions, Income and Distributions: Security transactions are accounted for on the trade. Realized gains and losses on securities sold are determined on the basis of identified cost.  Interest income is recorded on an accrual basis. Dividend income, income and capital gain distributions from underlying funds, and distributions to shareholders are recorded on the ex-dividend date. Withholding taxes

CAPITAL ADVISORS GROWTH FUND

NOTES TO FINANCIAL STATEMENTS at June 30, 2020 (Unaudited), Continued

on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

The Fund distributes substantially all net investment income, if any, and net realized gains, if any, annually. Distributions from net realized gains for book purposes may include short-term capital gains.  All short-term capital gains are included in ordinary income for tax purposes.

The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with federal income tax regulations which differ from accounting principles generally accepted in the United States of America.  To the extent these book/tax differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax treatment.

Common expenses of the Trust are typically allocated among the funds in the Trust based on a fund’s respective net assets, or by other equitable means.

D.
Reclassification of Capital Accounts: Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.

E.
Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

F.
REITs:  The Fund is able to make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon available funds from operations.  It is quite common for these dividends to exceed the REITs’ taxable earnings and profits resulting in the excess portion being designated as a return of capital.  The Fund intends to include the gross dividends from such REITs in its annual distributions to its shareholders and, accordingly, a portion of the Fund’s distributions may also be designated as a return of capital.

CAPITAL ADVISORS GROWTH FUND

NOTES TO FINANCIAL STATEMENTS at June 30, 2020 (Unaudited), Continued

G.	Redemption Fees: The Fund charges a 2.00% redemption fee to shareholders who redeem shares held 7 days or less. Such fees are retained by the Fund and accounted for as an addition to paid-in capital.

During the six months ended June 30, 2020, the Fund retained $48 in redemption fees.

H.
Events Subsequent to the Fiscal Period End: In preparing the financial statements as of June 30, 2020, management considered the impact of subsequent events for potential recognition or disclosure in the financial statements. Management has determined there were no subsequent events that would need to be disclosed in the Fund’s financial statements.

NOTE 3 – SECURITIES VALUATION

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for a majority of security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.

CAPITAL ADVISORS GROWTH FUND

NOTES TO FINANCIAL STATEMENTS at June 30, 2020 (Unaudited), Continued

The Fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading on the New York Stock Exchange (4:00 pm EST).

Equity Securities:  The Fund’s investments are carried at fair value. Equity securities, including common stocks and exchange-traded funds, that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices. Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter securities which are not traded in the NASDAQ Global Market System shall be valued at the most recent sales price. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Investment Companies:  Investments in open-end mutual funds, including money market funds, are generally priced at their net asset value per share provided by the service agent of the funds and will be classified in Level 1 of the fair value hierarchy.

Short-Term Securities:  Short-term debt securities, including those securities having a maturity of 60 days or less, are valued at the evaluated mean between the bid and asked prices.  To the extent the inputs are observable and timely, these securities would be classified in Level 2 of the fair value hierarchy.

The Board of Trustees (“Board”) has delegated day-to-day valuation issues to a Valuation Committee of the Trust which is comprised of representatives from the Fund’s administrator, U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”). The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available, or the closing price does not represent fair value by following procedures approved by the Board.  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  All actions taken by the Valuation Committee are subsequently reviewed and ratified by the Board.

Depending on the relative significance of the valuation inputs, fair valued securities may be classified in either Level 2 or Level 3 of the fair value hierarchy.

CAPITAL ADVISORS GROWTH FUND

NOTES TO FINANCIAL STATEMENTS at June 30, 2020 (Unaudited), Continued

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s securities as of June 30, 2020.

	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Goods	$4,728,878	$—	$—	$4,728,878
Consumer Defensive	4,761,631	—	—	4,761,631
Financial	12,683,251	—	—	12,683,251
Healthcare	12,005,181	—	—	12,005,181
Industrial	2,091,723	—	—	2,091,723
Services	7,326,574	—	—	7,326,574
Technology	19,491,355	—	—	19,491,355
Total Common Stocks	63,088,593	—	—	63,088,593
Exchange-Traded Fund	2,170,039	—	—	2,170,039
Money Market Fund	5,467,252	—	—	5,467,252
Total Investments in Securities	$70,725,884	$—	$—	$70,725,884

Refer to the Fund’s schedule of investments for a detailed break-out of common stocks by industry classification. During the six months ended June 30, 2020, the Fund recognized no transfers between levels.

In August 2018, the Financial Accounting Standards Board issued Accounting Standard Update (“ASU”) 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework Changes to the Disclosure Requirements for Fair Value Measurement(“ ASU 2018-13”). The primary focus of ASU 2018-13 is to improve the effectiveness of the disclosure requirements for fair value measurements. The changes affect all companies that are required to include fair value measurement disclosures. In general, the amendments in ASU 2018-13 are effective for all entities for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. An entity is permitted to early adopt the removed or modified disclosures upon the issuance of ASU 2018-13 and may delay adoption of the additional disclosures, which are required for public companies only, until their effective date. The Fund has adopted all applicable provisions of ASU 2018-13.

The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and the prolonged economic impact is uncertain.  The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known.  The operational and financial performance of the issuers of securities in which the Fund invests depends on future developments, including the duration and spread of the outbreak, and such

CAPITAL ADVISORS GROWTH FUND

NOTES TO FINANCIAL STATEMENTS at June 30, 2020 (Unaudited), Continued

uncertainty may in turn adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance.

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Capital Advisors, Inc. (the “Advisor”) provides the Fund with investment management services under an investment advisory agreement. The Advisor furnishes all investment advice, office space, facilities, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee at an annual rate of 0.75%, based upon the average daily net assets of the Fund.  For the six months ended June 30, 2020, the Fund incurred $255,179 in advisory fees.

The Fund is responsible for its own operating expenses. The Advisor has contractually agreed to reduce fees payable to it by the Fund and to pay Fund operating expenses (excluding acquired fund fees and expenses, taxes, interest, extraordinary expenses, and other class-specific expense) to the extent necessary to limit the Fund’s aggregate annual operating expenses to 1.00% of average daily net assets.

For the six months ended June 30, 2020, the Advisor reduced its fees in the amount of $48,818. The Advisor does not have the ability to recoup previously waived fees and expenses or future waived fees and expenses.

Fund Services serves as the Fund’s administrator, fund accountant and transfer agent. U.S. Bank N.A. serves as custodian (the “Custodian”) to the Fund. The Custodian is an affiliate of Fund Services. Fund Services maintains the Fund’s books and records, calculates the Fund’s NAV, prepares various federal and state regulatory filings, coordinates the payment of fund expenses, reviews expense accruals and prepares materials supplied to the Board of Trustees.  The officers of the Trust and the Chief Compliance Officer are also employees of Fund Services.  Fees paid by the Fund to Fund Services for these services for the six months ended June 30, 2020 are disclosed in the Statement of Operations.

Quasar Distributors, LLC (“Quasar” or the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  Effective March 31, 2020, Foreside Financial Group, LLC (“Foreside”) acquired Quasar from U.S. Bancorp.  As a result of the acquisition, Quasar became a wholly-owned broker-dealer subsidiary of Foreside and is no longer affiliated with U.S. Bancorp.  The Board of Trustees of the Fund’s has approved a new Distribution Agreement to enable Quasar to continue serving as the Fund’s Distributor.

CAPITAL ADVISORS GROWTH FUND

NOTES TO FINANCIAL STATEMENTS at June 30, 2020 (Unaudited), Continued

NOTE 5 – PURCHASES AND SALES OF SECURITIES

For the six months ended June 30, 2020, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were $20,126,225 and $17,608,888, respectively.  Sale transactions include securities redeemed in-kind of $1,712,757.

NOTE 6 – INCOME TAXES

The tax character of distributions paid during the six months ended June 30, 2020 and the year ended December 31, 2019 was as follows:

	June 30, 2020	December 31, 2019
Ordinary income	$—	$182,617
Long-term capital gains	—	2,335,273

As of December 31, 2019, the Fund’s most recently completed fiscal year end, the components of accumulated earnings/(losses) on a tax basis were as follows:

Cost of investments	$46,897,137
Gross tax unrealized appreciation	22,019,489
Gross tax unrealized depreciation	(66,088)
Net tax unrealized appreciation	21,953,401
Undistributed ordinary income	—
Undistributed long-term capital gain	375,887
Total distributable earnings	375,887
Other accumulated gains/(losses)	—
Total accumulated earnings/(losses)	$22,329,288

The book basis and tax basis are the same.

NOTE 7 – PRINCIPAL RISKS

Below is a summary of some, but not all, of the principal risks of investing in the Fund, each of which may adversely affect the Fund’s net asset value and total return. The Fund’s most recent prospectus provides further descriptions of the Fund’s investment objective, principal investment strategies and principal risks.

•
Market and Regulatory Risk – Events in the financial markets and economy may cause volatility and uncertainty and adversely impact the Fund’s performance. Traditionally liquid investments may experience periods of diminished liquidity. Governmental and regulatory actions, including tax

CAPITAL ADVISORS GROWTH FUND

NOTES TO FINANCIAL STATEMENTS at June 30, 2020 (Unaudited), Continued

law changes, may also impair portfolio management and have unexpected or adverse consequences on particular markets, strategies, or investments. The Fund’s investments may decline in value due to factors affecting individual issuers (such as the results of supply and demand), or sectors within the securities markets. The value of a security or other investment also may go up or down due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in interest rates or exchange rates, or adverse investor sentiment generally. In addition, unexpected events and their aftermaths, such as the spread of deadly diseases; natural, environmental or man-made disasters; financial, political or social disruptions; terrorism and war; and other tragedies or catastrophes, can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen.

•	Growth-Style Investing Risk – Over time, a growth-oriented investing style may go in and out of favor, which may cause the Fund to underperform other equity funds that use different investing styles.

•
Non-U.S. Investment Risk – Foreign securities can be more volatile than domestic (U.S.) securities. Securities markets of other countries are generally smaller than U.S. securities markets. Many foreign securities may be less liquid and more volatile than U.S. securities, which could affect the Fund’s investments.

•
Depositary Receipt Risk – The risks of depository receipts include many risks associated with investing directly in foreign securities, such as individual country risk and liquidity risk. Unsponsored ADRs, which are issued by a depositary bank without the participation or consent of the issuer, involve additional risks because U.S. reporting requirements do not apply, and the issuing bank will recover shareholder distribution costs from movement of share prices and payment of dividends.

NOTE 8 – CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly of more than 25% of the voting securities of the Fund creates a presumption of control of the Fund, under Section 2(a)(9) of the 1940 Act. As of June 30, 2020, Charles Schwab & Co., Inc., for the benefit of their customers, owned 66.60% of the outstanding shares of the Fund.

CAPITAL ADVISORS GROWTH FUND

NOTICE TO SHAREHOLDERS at June 30, 2020 (Unaudited)

How to Obtain a Copy of the Fund’s Proxy Voting Policies

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-205-0523 or on the SEC’s website at http://www.sec.gov.

How to Obtain a Copy of the Fund’s Proxy Voting Records for the 12-Month Period Ended June 30

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-866-205-0523. Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-PORT

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT (beginning with filings after March 31, 2020). The Fund’s Form N-PORT is available on the SEC’s website at http://www.sec.gov. Information included in the Fund’s Form N-PORT is also available by calling 1-866-205-0523.

ADDITIONAL INFORMATION

Householding

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses, annual and semi-annual reports, proxy statements and other similar documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household.  Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-866-205-0523 to request individual copies of these documents.  Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request.  This policy does not apply to account statements.

PRIVACY NOTICE

The Fund collects non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;

•	Information you give us orally; and/or

•	Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities. We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

Advisor
Capital Advisors, Inc.
2222 South Utica Place, Suite 300
Tulsa, Oklahoma 74114

Distributor
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 2200
Milwaukee, Wisconsin 53202

Custodian
U.S. Bank N.A.
1555 North RiverCenter Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202
1-866-205-0523

Legal Counsel
Sullivan & Worcester LLP
1633 Broadway, 32nd Floor
New York, New York 10019

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania 19102

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance.  Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.  Statements and other information herein are dated and are subject to change.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

(a)	Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

(b)	Not Applicable.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Chief Executive Officer/Principal Executive Officer and Vice President/Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4)	Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Advisors Series Trust

By (Signature and Title)*  /s/ Jeffrey T. Rauman
Jeffrey T. Rauman, President/Chief Executive Officer/Principal Executive Officer

Date  9/9/20

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*  /s/ Jeffrey T. Rauman
Jeffrey T. Rauman, President/Chief Executive Officer/Principal Executive Officer

Date  9/9/20

By (Signature and Title)*  /s/ Cheryl L. King
Cheryl L. King, Vice President/Treasurer/Principal Financial Officer

Date  9/9/20